UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2003

Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Shrewsbury Avenue, Shrewsbury, NJ (Address of principal executive offices)	07702 (Zip Code)

Registrant's telephone number, including area code 732-212-3300

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    Press Release dated April 7, 2003

Item 12. Results of Operations and Financial Condition

The Registrant issued a press release on April 7, 2003, which is attached hereto as exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 9, 2003

Wellman, Inc.

By: /s/ Mark J. Rosenblum
Mark J. Rosenblum
Vice President, Chief Accounting Officer and Controller